Exhibit 10.1
Amendment to
Employment Agreement

This Amendment is effective as of May 3, 2012 by and between First Solar, Inc. a Delaware corporation having its principal office at 350 West Washington Street, Suite 600, Tempe, Arizona 85281 (hereinafter “Employer”) and James Hughes (hereinafter “Employee”)

WITNESSETH:

WHEREAS, Employer and Employee are party to an Employment Agreement made March 14, 2012 (the “Employment Agreement”);
WHEREAS, Employer has promoted Employee to a new position and adjusted Employee's compensation to reflect his new role;
WHEREAS, the parties wish to memorialize these action by amending the Employment Agreement accordingly;
NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants, terms and conditions set forth herein, and intending to be legally bound hereby, Employer and Employee hereby agree that the Employment Agreement is amended as provided herein.

1.
Section 1.2 of the Employment Agreement is amended (i) to replace Employee's title, presently “Chief Commercial Officer”, with the title “Chief Executive Officer”, and (ii) to replace Employee's supervisor “Chief Executive Officer” with the “Board of Directors”.

2.	Section 1.5(b)(1) is amended to replace the phrase “for a period of 12 months” with the phrase “for a period of 24 months”.

3.	Section 2.1 of the Employment Agreement is amended to replace the Base Salary of “Five Hundred Fifty Thousand Dollars ($550,000)” with “Seven Hundred Fifty Thousand Dollars ($750,000)”.

4.	Section 2.3 of the Employment Agreement is amended to replace the annual bonus eligibility from “ninety percent (90%)” to “one hundred fifteen percent (115%)”

5.
Section 2.6 of the Employment Agreement is amended to replace the phrase referencing a promised equity grant from “265,000 performance units under the Key Employee Senior Talent Equity Program being developed by Employer (or, a comparable grant under such alternative program as the Compensation Committee shall approve)” to “an aggregate grant of 500,000 performance units under the Key Senior Talent Equity Performance Program”

6.	Except as amended above, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Employer has caused this Agreement to be executed by one of its duly authorized officers and Employee has individually executed this Agreement, each intending to be legally bound, as of the date first above written.

EMPLOYER	EMPLOYEE
/s/ Carol Campbell	/s/ James Hughes
Carol Campbell EVP, Human Resources	James Hughes

Date: May 9, 2012

Amendment to
Non-Solicitation and Non-Competition Agreement

This Amendment by and between First Solar, Inc. a Delaware corporation having its principal office at 350 West Washington Street, Suite 600, Tempe, Arizona 85281 (hereinafter “Employer”) and James Hughes (hereinafter “Employee”) effective as of May 3, 2012.

WITNESSETH:

WHEREAS, Employer and Employee are party to a Non-Solicitation and Non-Competition Agreement entered into as of March 19, 2012 (the “Non-Competition Agreement”);
WHEREAS, the parties have entered into an amendment to the employment agreement between Employee and Employer (the “Employment Agreement) to reflect Employee's promotion to Chief Executive Officer effective May 3, 2012;
WHEREAS, the restricted period in the Non-Competition Agreement is intended to track the severance salary continuation period in the Employment Agreement; and
WHEREAS, the severance salary continuation in the Employment Agreement has been increased from 12 months to 24 months; and
WHEREAS, the parties wish to clarify the scope of the covered territory;
NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants, terms and conditions set forth herein, and intending to be legally bound hereby, Employer and Employee hereby agree that:

1.	Section 1 of the Non-Competition Agreement is amended to change the “restricted period” (as defined therein) from “twelve months” to “twenty-four months”.

2.	Section 1.2 of the Non-Competition Agreement is amended to read in its entirety:

“Territory” for purposes of this Agreement means North America, South America, Australia, Europe, Africa and Asia but only to the extent that Employer has entered the market for providing solar energy solutions (or had actively planned to enter such markets during Employee's employment).

3.	Except as amended above, the Non-Competition Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Employer has caused this Agreement to be executed by one of its duly authorized officers and Employee has individually executed this Agreement, each intending to be legally bound, as of the date first above written.

EMPLOYER	EMPLOYEE
/s/ Carol Campbell	/s/ James Hughes
Carol Campbell EVP, Human Resources	James Hughes

Date: May 9, 2012